UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest reported event) February 14, 2003
                      -------------------------------------
                             American Skiing Company
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)
        Delaware                       I-13057                   04-3373730
---------------------------   -----------------------    -----------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)



136 Heber Ave. Suite 303, Park City, Utah                         84060
----------------------------------------------------         -------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (435) 615-0340



Item 5.  Other Events

     See press release attached as Exhibit 99.1.

     THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN SKIING COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN SKIING COMPANY

Date:  February 21, 2003                   /s/ Foster A. Stewart, Jr.
                                          --------------------------------------
                                          Name:    Foster A. Stewart, Jr.
                                          Title:   Senior Vice President
                                                    and General Counsel

Exhibits

     4.1 $91,500,000 Credit Agreement dated as of February 14, 2003 among American Skiing Company, certain of its subsidiaries as borrowers, the lenders from time to time party thereto, and General Electric Capital Corporation, as Agent

     99.1 Press release of American Skiing Company dated February 21, 2003